UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                  FORM 8-K/A-1
                          AMENDMENT NO. 1 TO FORM 8-K
                             FILED OCTOBER 14, 2004

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 14, 2004

                              DGSE Companies, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                   1-11048                     88-0097334
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)

                                2817 FOREST LANE
                               DALLAS, TEXAS 75234
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (972) 484-3662
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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[_]  Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This  amended  Form  8-K/A-1 is being filed to  incorporate  as Exhibit 16.2 the letter dated October 20, 2004 from the Registrant's former accountants CF & Co., L.L.P.



Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.


     (C) Exhibit No 16.2
         Letter - CF & Co., L.L.P. dated October 20, 2004


                                    SIGNATURE

In accordance with section 13 and 15(d) of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            DGSE COMPANIES, Inc.
                            /s/ John Benson
                            ------------------------------------
                            John Benson
                            Director and Chief Financial Officer

Dated: October 22, 2004